SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: June 23, 1999
-----------------------------
(Date of earliest event reported)


                         NationsLink Funding Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   333-66805                 56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



            Bank of America Corporate Center, 100 North Tryon Street,
                        Charlotte, North Carolina 28255
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                      Address of Principal Executive Office



      Registrant's telephone number, including area code: (704) 386-2400

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

                        Item 601(a) of
                        Regulation S-K
    Exhibit No.            Exhibit No.                 Description
    -----------            -----------                 -----------

         1                    4             Mortgage Loan Schedule. (Corrected
                                            copy; this mortgage loan schedule
                                            replaces, in its entirety, all of
                                            Schedule I to the Pooling and
                                            Servicing Agreement filed on June
                                            23, 1999 under Item 7, Exhibit 4,
                                            pursuant to Form 8-K dated June 23,
                                            1999.)

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    NATIONSLINK FUNDING CORPORATION

                                    By:  /s/  James E. Naumann
                                         --------------------------------------
                                    Name:  James E. Naumann
                                    Title: Senior Vice President

Date: July 18, 2000